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                                                                    Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-30882) and Form S-3 (File No. 333-35580) of E Com Ventures, Inc., (formerly Perfumania, Inc.), of our report dated
May 12, 2000 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



Miami, Florida
May 15, 2000